SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

CHURCH LOANS & INVESTMENTS TRUSTSM
(Name of Registrant as Specified In Its Charter)
___________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CHURCH LOANS & INVESTMENTS TRUSTSM

NOTICE OF ANNUAL MEETING

OF

SHAREHOLDERS

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Church Loans & Investments Trust SM (the “Trust”), will be held in the Conference Room of the Amarillo Association of Realtors, 5601 Enterprise Circle, Amarillo, Texas on August 25, 2005, at 12:00 p.m. for the following purposes:

(1)	For the election of Trust Managers of the Trust;

(2)	To ratify the selection by the Board of Trust Managers of Clifton Gunderson LLP as the independent public auditors of the Trust; and

(3)	Transact any other business which may properly be brought before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement.

The Board of Trust Managers of the Trust has designated the close of business on March 31, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at this annual meeting.

In order that your shares may be represented at this meeting and to insure a quorum, please sign and return the enclosed Proxy promptly. A return addressed envelope, which requires no postage, is enclosed. In the event you are able to attend in person, at your request, the Proxy will be canceled.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF TRUST MANAGERS.

DATED:	July 22, 2005
By Order of the Board of Trust Managers

Alfred J. Smith, Secretary

IMPORTANT:	WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE WHICH HAS BEEN PROVIDED

PROXY STATEMENT

CHURCH LOANS & INVESTMENTS TRUST SM

5305 I-40 West • Amarillo, Texas 79106

The enclosed Proxy is solicited by the Board of Trust Managers of the Trust in connection with the 2005 Annual Meeting of Shareholders of the Trust to be held on Thursday, August 25, 2005, at the time and place and for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders. Such solicitation is being made by mail, and the Trust may also use its officers and regular employees to solicit Proxies from shareholders either in person or by telephone, letter or electronically without extra compensation.

Any Proxy given pursuant to such solicitation may be revoked by the Shareholder at any time prior to the voting of the Proxy.

The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of Trust Managers, will be borne by the Trust.

This Proxy Statement and the accompanying Proxy are first being mailed to the shareholders on July 22, 2005. A copy of the Trust’s annual report for 2005 accompanies this Proxy Statement.

Principal Holders of Shares of Beneficial Interest in the Trust

Shareholders of record at the close of business on March 31, 2005, are entitled to notice of, and vote at the meeting. Each share of beneficial interest in the Trust outstanding on the record date is entitled to one vote. As of the close of business on March 31, 2005, there were 10,217,094 shares of beneficial interest in the Trust which were outstanding.

The presence, in person or by proxy, of the holders of a majority of the total of the outstanding voting shares of beneficial interest in the Trust is necessary to constitute a quorum at the Annual Meeting. Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of a majority of the shares of the Trust entitled to vote at the meeting, in person or by proxy. Votes are manually counted and tabulated.

Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for vote and, accordingly, will have the same effect as a vote against such matters. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote, and will have no effect on the vote, in respect to that matter.

The following table indicates the persons known by the Trust to own beneficially more than 5 percent of the shares of beneficial interest in the Trust as of March 31, 2005:

Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percent of Class
Edith M. Brandon 3001 Teckla, Amarillo, TX 79106	605,323 shares	5.930%

The following table indicates the shares of the Trust owned beneficially by the Trust Managers and Executive Officers, as a group:

Name and Address of Beneficial Owner	Amount of and Nature of Beneficial Ownership	Percent of Class
All Trust Managers and Executive Officers as a Group	716,486 shares	7.017%

Proposal No. 1

Election of Trust Managers

Seven Trust Managers are to be elected at this Annual Meeting, all to hold office until the next Annual Meeting and until their successors have been duly elected. All of the nominees are presently Trust Managers of the Trust.

The enclosed Proxy, unless authority to vote is withheld, will be voted for the selection of the nominees named herein as Trust Managers of the Trust. In the event any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast for such person or persons as may be designated by the Board of Trust Managers.

Name, Age & Principal Occupation	Trust Manager Since	Number of Shares in Trust Beneficially Owned as of March 31, 2005	Percentage of Outstanding Shares in Trust
B. R. McMorries, age 78, is a consulting engineer (Chairman of the Board of Trust Managers)	1963	399,733	3.195%
Larry G. Brown, age 62, is the President of Larry Brown Realtors, Inc. (Vice-Chairman of the Board of Trust Managers)	1981	50,989	0.499%
Jack R. Vincent, age 75, is engaged in farming and ranching	1989	12,500	0.122%
Steven Rogers, age 57 is a commercial real estate agent	1990	2,800	0.027%
Michael A. Bahn, age 61, is the President of Amarillo Blueprint Co., an office equipment and supply and reproduction services business	1997	1,650	0.016%
Alfred J. Smith, age 70, is in the independent oil and gas production business (Secretary of the Board of Trust Managers)	1999	38,393	0.376%
Michael W. Borger, age 50, is the President of Turnkey Leasing, Ltd.	2002	13,850	0.136%

All of the Trust Managers of the Trust as a group beneficially own 519,915 shares or 5.09% of all outstanding shares of beneficial interest in the Trust.

During the year ended March 31, 2005, the Board of Trust Managers of the Trust met on a total of 12 occasions. All of these occasions were for regular monthly meetings. All Trust Managers attended 75% or more of the aggregate of the meetings of the Board of Trust Managers.

The Board of Trust Managers of the Trust recommend a vote FOR the election of the above-listed persons as nominated by the Board of Trust Managers as Trust Managers for the Trust. All proxies listed by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, proxies will be voted FOR the election of the above nominated persons as the Board of Trust Managers of the Trust.

Committees of the Board of Trust Managers

The Trust has an Audit Committee which consists of Messers McMorries, Smith, Vincent and Borger. This committee, which met 12 times during the Trust’s last fiscal year, is primarily responsible for: reviewing the activities of the Trust’s independent auditors; reviewing and evaluating recommendations of the auditors;

recommending areas of review to the Trust management; and reviewing and evaluating the Trust’s accounting policies, reporting practices and internal controls.

The Trust has a Compensation Committee which consists of Messers Rogers, Vincent and Smith. This committee met 2 times during the Trust’s last fiscal year. The Compensation Committee is primarily responsible for reviewing the compensation of the Trust’s staff and making recommendations regarding same to the Board of Trust Managers.

The Trust does not have a nominating committee of the Board of Trust Managers. The Board of Trust Managers, as a whole, serve the function of the nominating committee. As such, all of the members of the Board of Trust Managers participate in the nomination process. The Board of Trust Managers will consider any candidates recommended by the shareholders. Any recommendations, in order to be considered at the next annual meeting, should be made in writing to the office of the Trust by March 22, 2006. Any candidate should have the qualifications as required by the applicable provisions of the Declaration of Trust and Bylaws.

All of the above-listed nominees are presently serving as members of the Board of Trust Managers and are nominated by the Board of Trust Managers for re-election.

Executive Officers

The names of, and certain information with respect to, the persons serving as executive officers of the Trust are as follows:

Name, Age & Office	Executive Officer Since	Number of Shares in Trust Beneficially Owned as of March 31, 2005	Percentage of Outstanding Shares in Trust
M. Kelly Archer, age 53, President, Manager of Operations and CEO	1981	177,734	1.741%
Robert E. Fowler, age 52, Senior Vice-President - CFO	1981	5,176	0.051%
Robert E. Martin, age 55, Senior Vice-President-Lending	1999	9,011	0.088%
Joshua D. Shields, age 27, Vice-President	2003	4,650	0.046%

Executive Compensation and Other Information

Summary Compensation Table

The following table sets forth certain information regarding compensation paid during each of the Trust’s last three fiscal years to the Trust’s President (CEO). The Trust has no other executive officers whose salary, bonuses and other compensation earned during fiscal 2005 exceeded $100,000 for services rendered in all capacities.

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation

CEO-M. Kelly Archer – age 53 President	2005	108,413		18,900
	2004	108,150	4,400	18,900
	2003	107,625	4,500	18,900

Other Annual Compensation paid to or for the benefit of Mr. Archer represents annual contributions to Mr. Archer’s SEP (Simplified Employee Pension) account.

Trust Managers’ Compensation

The Board of Trust Managers of the Trust were paid $51,200 in cash as a group during the last fiscal year for services as Trust Managers. The Chairman of the Board of Trust Managers, B. R. McMorries, is paid $500 per month for serving in such capacity. The remaining members of the Board of Trust Managers are paid $300 per month for serving as a member of the board. All Trust Managers are paid an additional $100 per board or committee meeting attended. In addition, a Trust Manager receives $400 per day for their services when out of town on Trust business. This is done on a very limited basis to inspect the collateral of a prospective loan.

The members of the Board of Trust Managers of the Trust are not otherwise employed or compensated by the Trust.

Shareholders may send written communications to the Board of Trust Managers, as a group, or to any particular Trust Manager by sending same to Church Loans & Investments Trust, 5305 I-40 West, Amarillo, TX 79106. The employees and officers of the Trust are instructed to deliver any such correspondence, unopened, directly to the Chairman of the Board of Trust Managers or to the Trust Manager to whom such correspondence is directed. Shareholder communications may also be sent to karcher@churchloans.com and will be forwarded to the Chairman or other appropriate Trust Manager upon receipt.

Although the Board of Trust Managers does not have a formal policy regarding the attendance of the Trust Managers at the annual meeting of the shareholders, Trust Managers are strongly encouraged to attend the annual meeting. Last year’s annual meeting was attended by all of the members of the Board of Trust Managers.

Proposal No. 2

Trust Managers’ Ratification of Selection of Auditors

The Board of Trust Managers has selected Clifton Gunderson LLP, independent certified public accountants, as the auditors of the financial statements of the Trust for the fiscal year ending March 31, 2006. At the meeting the shareholders will vote upon a proposal to ratify the selection of this firm as auditors. No member of such firm, or any associate thereof, has any financial interest in the Trust. A member of such firm will be present at the meeting and will be given the opportunity to make a statement and to answer any questions any shareholder may have with respect to the financial statements of the Trust for the fiscal year ended March 31, 2005.

The Board of Trust Managers of the Trust recommends a vote FOR the ratification of the selection of Clifton Gunderson LLP as auditors for the current fiscal year. All Proxies solicited by the Board of Trust Managers will be voted in accordance with the specifications on the form of the Proxy. Where no specification is made, Proxies will be voted FOR the ratification of the selection of Clifton Gunderson LLP as auditors of the Trust for the current fiscal year.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the Trust’s annual financial statements for the most recent fiscal year, the review of the financial statements included in the Trust’s Form 10-QSB for such fiscal year, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,900 as compared to $71,300 for the fiscal year ended March 31, 2004.

Audit Related Fees - None

Tax Fees

The aggregate fees billed to the Trust for tax services including preparation of the Trust’s tax return and tax related matters were $6,275 for the most recent fiscal year as compared to $6,145 for the fiscal year ended March 31, 2004.

All Other Fees

There were no other fees billed in each of the last two fiscal years for services rendered by the principal accountant, Clifton Gunderson LLP for other services not included above.

The Audit Committee approves, in advance, the engagement of the services of the independent auditors. All of the services referred to above were approved by the Audit Committee.

Audit Committee Report

The Audit Committee of the Trust affirmatively states that:

(1)	The Audit Committee has reviewed and discussed the audited financial statements with management;

(2)	The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

(3)

The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Boards Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant’s independence; and

(4)

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trust Managers that the audited financial statements be included in the company’s Annual Report on Form 10—KSB for the 2005 fiscal year for filing with the Securities & Exchange Commission.

The Board of Trust Managers has adopted a written charter for the Audit Committee. The Charter was amended on April 26, 2005. A copy of the amended Audit Committee Charter is attached as Appendix “A” to this Proxy Statement. All members of the Audit Committee are independent as such term is defined by Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange’s listing standards.

The members of the Audit Committee are Mr. Jack R. Vincent, Mr. Alfred J. Smith, Mr. B. R. McMorries, and Mr. Michael W. Borger. The Audit Committee does not have a person serving on such committee that meets the definition of a financial expert. However, we do believe that our audit committee, as a whole, meets the requirements of a financial expert.

Certain Transactions

The Trust issues a limited number of “Master Notes” which are unsecured debt instruments of the Trust. The Trust pays the obligee of such notes interest at the rate of one percent per annum (1%) less than the prime lending rate of Amarillo National Bank, the Trust’s primary lender. As of March 31, 2005, the Trust had entered into Master Note Agreements with B. R. McMorries, Chairman of the Board of Trust Managers, as Trustee of the Bill R. McMorries Revocable Living Trust and as Trustee of the Billie Jean McMorries Marital Trust, in the amount of $586,236; Larry G. Brown, Vice-Chairman of the Board of Trust Managers and related persons, in the amount of $754,524; Jack R. Vincent, a member of the Board of Trust Managers, and related parties in the amount of $133,756, M. Kelly Archer, President, Manager of Operations and CEO of the Trust in the amount of $165,964 and Michael W. Borger and related parties in the amount of $796,501. The terms of such Master Notes are the same as Master Notes entered into with other unrelated persons, except as to the amounts thereof.

Shareholder’s Proposals

Any proposal which a shareholder expects to present at the next annual meeting to be held in 2006 must be received at the Trust’s principal executive office shown on the first page of this proxy statement not later than March 22, 2006, in order to be included in the proxy material for the 2006 meeting. Furthermore, any shareholder proposal submitted outside the Trust’s proxy process will be considered untimely if the Trust did not have notice of the matter on or before June 7, 2006.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”) requires the Trust’s officers and directors and persons who own more than ten percent (10%) of the Trust’s outstanding shares of beneficial interest, to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).

Additionally, Item 405 of Regulation S-B under the Act requires the Trust to identify in its proxy statement those individuals for whom such reports were not filed on a timely basis.

Based upon information provided to the Trust by individual Trust Managers and Executive Officers, the Trust believes that during the preceding fiscal year the Trust Managers and Executive Officers have complied with all such applicable filing requirements.

Other Matters

The Board of Trust Managers has no knowledge of any other matters which may come before the meeting and does not intend to present any other matters. However, if any other matter shall properly come before the meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

By Order of the Board of Trust Managers

Alfred J. Smith, Secretary

Service Mark and Copyright Notice
Copyright © 2005 by Church Loans & Investments Trust. This Proxy Statement is copyrighted material of Church Loans & Investments Trust.
Church Loans & Investments Trust is a service mark of The Trustees of Church Loans & Investments Trust.

The unauthorized use of the service marks and copyrights of Church Loans & Investments Trust without the express, written permission of Church Loans & Investments Trust, is strictly prohibited. All rights reserved.

PROXY FOR ANNUAL MEETING

OF SHAREHOLDERS, AUGUST 25, 2005

The undersigned hereby appoints B.R. McMorries and Larry G. Brown, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of beneficial interest in Church Loans & Investments Trust SM which the undersigned is entitled to vote at the annual meeting of shareholders of the Trust to be held on August 25, 2005, and at any and all adjournments thereof.

PROPOSAL NO. 1 - ELECTION OF TRUST MANAGERS

1.	TRUST MANAGERS RECOMMEND: A vote for election of the following trust managers:
	Nominees:	B.R. McMorries, Larry G. Brown, Jack R. Vincent, Steven Rogers, Michael A. Bahn, Alfred J. Smith and Michael W. Borger.

		☐	FOR ALL NOMINEES

		☐	WITHHOLD ALL NOMINEES

Withhold authority to vote for the following nominees:_______________________________________________________________

PROPOSAL NO. 2 - SELECTION OF AUDITORS

2.	TRUST MANAGERS RECOMMEND: Approval of Clifton Gunderson LLP as independent auditor for the fiscal year ending March 31, 2006:
			FOR	AGAINST	ABSTAIN
			☐	☐	☐

* NOTE:	SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS AND WILL BE VOTED AS DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR BOTH PROPOSALS.

The undersigned acknowledges receipt with this proxy of a copy of the notice of annual meeting of shareholders and proxy statement dated July 22, 2005

				______________________________________		___ / ___ / ___
				Signature(s)		Date
IMPORTANT

Please date this proxy and sign exactly as your name or names appear thereon. If shares are held jointly, the administrators, trustees, guardians and others signing in a representative capacity, please give their full titles. Please sign and return in the prepaid envelope.